Exhibit 99.2
Q2 2024 Earnings Presentation August 7, 2024

Disclaimers 2

3 Stock Purchase Agreement Terms & Benefits • All Class B shares converted to Class A • Resolute Holdings purchases 49.3 million out of 51.9 million converted Class A shares at $7.55 per share. Represents an equity investment of $372 million by The David Cote Family • Represents majority control of CompoSecure; Company remains public • Tax Receivable Agreement (TRA) with Class B shareholders amended to exclude right to acceleration for this transaction • David Cote to serve as executive chairman of the board of directors Terms • Removes dual-class share structure — all equity holders will be represented by a single class of common stock • Simplifies tax structure and eliminates the tax distributions to Class B holders • Eliminates a capital markets overhang from large financial investor expected to monetize • Transaction expected to increase Company's annualized free cash flow by more than $20 million • Opportunity to reinvest free cash flow savings to drive growth of the Company and increase shareholder value Benefits to Class A Shareholders

4

Summary Narrows fiscal 2024 full year guidance; now anticipates Net Sales between $418mm to $428mm and Adjusted EBITDA of $150mm to $157mm. Expanded our partnership with Fiserv to include the marketing and reselling of Arculus Authenticate capabilities; enhances our ability to bring FIDO2 secure authentication to Fiserv’s extensive customer base of financial institutions and fintechs. Net Sales: Q2 ’24 vs. Q2 ‘23 increased 10% to a record $109mm compared to $99mm; Adjusted EBITDA1 : Q2 ‘24 vs. Q2 ‘23 increased 8% to $40mm compared to $37mm. 1 Adjusted EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix 5 Amended credit facility: Lower rates, an upsized revolving line of credit, a longer term, and more flexible covenants; provides capacity to continue driving growth along with the ability to retire our exchangeable notes maturing December 2026

New Metal Card Programs 6 American Express White Gold Turkish Airlines Premier Atlas Wells Fargo - Expedia One Key+

7

Recent Trends across Payment Cards

CompoSecure's Largest Customers Report Continued Purchase Volume Growth vs. Prior Year

Year over Year Purchase Volume Growth[1]


60%
40%
20%
—%
(20)%
(40)%
4%
(23)%
(8)%
(4)%
3%
51%
29%
29%
17%
12%
13%
8%
9%
8%
9%
8%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
American Express
JP Morgan Chase

American Express Hit 3.3mm New Cards in Q2 '24 Behind Robust Investments

New Card Acquisitions & Investment[2]


4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
$3.0
$2.8
$2.5
$2.3
$2.0
$1.8
$1.5
$1.3
2.5
1.0
1.4
1.7
2.1
2.4
2.6
2.7
3.0
3.2
3.3
3.0
3.4
3.0
2.9
2.9
3.4
3.3
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
New Cards (MM)
Marketing & Business Development Spend ($B)

[1] American Express & JP Morgan Chase Earnings Presentations
[2] American Express Earnings Presentations

Card Issuer and Payment Network Sentiment 1 Q2 ‘24 Earnings Transcripts 2 Q3 ‘24 Earnings Transcript "In fact, we now expect to invest around $6 billion in marketing this year, up about $800 million versus last year, all of it funded from the results of our core business. And we continue to attract large numbers of high-quality premium customers with our superior products, as seen in the consistently strong new account acquisitions and 24 consecutive quarters of double-digit growth in card fee revenue we've delivered. For example, as we execute our strategy of regularly refreshing our products, we focused on embedding additional value in our premium cards to make them highly attractive to customers across generations and geographies. This enables us to add large numbers of new premium card members to our customer base, drive greater engagement with existing customers, and price for the value we add. We are on track to refresh approximately 40 products globally by the end of the year." – Stephen Squeri (Chairman & CEO)1 8 “First, we are integrating Click to Pay and the Visa Payment Passkey Service, enabling a customer to authenticate themselves using biometrics. Already, we have hundreds of issuers enabled for passkeys in Europe and a number of issuers who represent more than 50% of our e-commerce payments volume in Europe piloting the solution. Second, we crossed 10 billion tokens this quarter, a significant milestone. And in 2023 alone, Visa tokens helped generate more than an estimated $40 billion in incremental e-commerce revenue for businesses globally and saved more than $600 million in fraud. Third is the ability to tap for more use cases on a mobile device. With tapping as one of the best in-person commerce experiences, we want to provide Visa users with more ways to tap, including tap to pay, tap to authenticate an identity, tap to add a card, or tap to send money to family or friends. And finally, this quarter, Tap to Pay grew 4 percentage points from last year to 80% of face-to-face transactions globally, excluding the U.S.” – Ryan McInerney (CEO) 2 "Total company marketing expense in the quarter was $1.1 billion, up 20% year over year. Our choices in domestic card are the biggest driver of total company marketing. We continue to see compelling growth opportunities in our domestic card business. Our marketing continues to deliver strong new account growth across the domestic card business. Compared to the second quarter of 2023, domestic card marketing in the quarter included increased marketing to grow originations at the top of the marketplace, higher media spend, and increased investment in differentiated customer experiences like our travel portal, airport lounges, and Capital One Shopping Pulling up, marketing is a key driver of current and future growth and value creation across the company, and we're leaning hard into our marketing investments. We expect total company marketing in the second half of 2024 to be meaningfully higher than the first half, similar to the pattern we saw last year.” – Richard Fairbank (Chairman & CEO) 1

9

Arculus Capabilities

Enabled Arculus Web3 payment capabilities using digital assets for everyday purchases at point of sale

	Arculus Authenticate	Arculus Cold Storage
		 $33,955.61
Capability	Hardware-bound PassKey authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Financial Overview

Q2 2024 Results $40.0mm Q2 ‘24 Q2 YTD ‘22 Net Sales $108.6mm 36.8% $33.6mm 51.6% $98.5mm $32.7mm 54.7% $36.9mm 37.4% 10% Up $10.0mm, or 10% from Q2 '23. Primarily due to domestic up $7.2mm and international up $2.8mm 3% (309.6 bps) 8% (58.3bps) Net Income Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 Q2 ‘23 Change Commentary 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial metrics. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation The decline was mainly due to product mix, specifically the ramp-up of new card construction and inflationary pressure on wages Includes $1.5mm negative impact when comparing Q2 ‘24 vs. Q2 ‘23 from re-valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price Excludes net change from re-valuation of earnout & warrants Includes net investment in Arculus investment in Q2 ’24 ($2.3mm) vs. Q2 ’23 ($4.2mm) 11 0.5474336

12

YTD June 2024 Results

	YTD Jun '24	YTD Jun '23	Change	Commentary
Net Sales	$212.6mm	$193.8mm	10%	Up $18.7mm, or 10% from YTD '23. Primarily due to domestic up $26.3mm offset by international down $7.6mm
Gross Margin	52.4%	55.3%	(299.9bps)	The decline was mainly due to product mix, specifically the ramp-up of new card construction and inflationary pressure on wages
Net Income	$50.7mm	$43.4mm	17%	Includes $2.8mm positive benefit when comparing YTD June '24 vs. YTD June '23 from re-valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price
Adjusted EBITDA[1]	$77.8mm	$72.3mm	7%	Excludes net change from re-valuation of earnout & warrants
Adjusted EBITDA Margin[1]	36.6%	37.3%	(74.6 bps)	Includes net investment in Arculus investment in YTD Jun '24 ($4.0mm) vs. YTD Jun '23 ($8.7mm)

[1] Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial metrics. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation

Net Sales Trend International mix for year to date June '24 was over 16% of total net sales In millions International Domestic 14% 86% 13% 87% 11% 89% 13 79% International - YTD Q2 '24 $34.6mm (16.3% of Total) (18)% vs. YTD Q2 '23 Domestic - YTD Q2 '24 $178.0mm (83.7% of Total) 17.4% vs. YTD Q2 '23 22% 78% 21% 0.22916

Balance Sheet & Credit Facility (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the periods ended June 30, 2024 and December 31, 2023, respectively 14 in millions Q2 2024 Q4 2023 Assets Current Assets Cash and cash equivalents $ 35.4 $ 41.2 Accounts receivable, net 39.6 40.5 Inventories 57.5 52.5 Prepaid expenses and other current assets 3.9 5.1 Total current assets $ 136.4 $ 139.3 Property and equipment, net 23.7 25.2 Deferred tax asset 41.1 23.7 Other assets 12.1 12.8 Total Assets $ 213.3 $ 201.0 Liabilities and Members' Equity Current Liabilities Accounts payable $ 9.4 $ 5.2 Accrued expenses 12.2 12.0 Other current liabilities 13.9 13.4 Current portion of long-term debt 13.4 10.3 Total current liabilities $ 48.9 $ 40.9 Long term debt, net of deferred finance costs 186.2 198.3 Convertible Debt, net of debt discount 128.1 127.8 Other liabilities 59.2 39.7 Total Liabilities $ 422.4 $ 406.8 Members' Equity (209.1) (205.8) Total Liabilities and Members' equity $ 213.3 $ 201.0 Amended Credit Facility Summary Majority of lender participants in existing facility to continue • Led by JP Morgan Chase with Bank of America and TD Bank as joint book runners Key benefits include: • Lower rates • Longer Term (5 years) • Upsized revolving line of credit • More flexible covenants

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the six months ended June 30, 2024 and 2023 respectively 15 in millions Six months ended June 30, 2024 Six months ended June 30, 2023 Cash flows from operating activity: Net income $ 50.7 $ 43.4 Depreciation 4.6 4.2 Equity-based compensation expense 9.6 8.4 Amortization of deferred finance costs 0.7 0.7 Change in fair value of earnout, warrant and derivative 1.4 4.3 Deferred tax (benefit) (2.9) (1.8) Changes in assets and liabilities 1.9 (6.2) Net cash provided by operating activity $ 66.0 $ 53.0 Cash flows from investing activity: Acquisition of of property and equipment (3.1) (5.7) Capitalized software expenditures (0.4) — Net cash used in investing activity $ (3.5) $ (5.7) Cash flows from financing activity Proceeds from employee stock purchase plan and exercises of equity awards 0.2 0.4 Payments for taxes related to net share settlement of equity awards (8.5) (2.5) Payment of tax receivable agreement liability — (2.2) Payment of term loan (9.4) (5.0) Tax distributions to non-controlling members (26.2) (29.0) Special distribution to non-controlling members (15.6) — Dividend to Class A shareholders (8.9) — Net cash used in financing activity $ (68.4) $ (38.3) Net (decrease) increase in cash and cash equivalents $ (5.8) $ 9.0 Cash and cash equivalents, beginning of period $ 41.2 $ 13.6 Cash and cash equivalents, end of period $ 35.4 $ 22.6 Supplementary disclosure of cash flow information: Cash paid during the year for interest expense 12.9 13.6 Non-cash, derivative asset - interest rate swap (0.1) (0.4)

Q2 Earnings per Share: GAAP 25.4mm3 Basic Q2 YTD ‘22 GAAP Net Income $33.6mm $0.44 $11.1mm1 Three Months Ended June 30, 2024 Three Months Ended June 30, 2023 $33.6mm $30.5mm2 96.6mm4 $0.32 $32.7mm $32.7mm $5.7mm $10.1mm 18.5mm 35.5mm $0.31 $0.29 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted 16 Source: Company Financials 1 36.5% of net income of $35.4mm of operating entities plus 100% of C-Corp net loss of $1.8mm. 2 36.5% of net income of $35.4mm of operating entities plus 100% of C-Corp net loss of $1.8mm. plus exchangeable notes, equity awards and Class B shares of $19.4mm 3 Weighted-average outstanding Class A Shares. 4 Outstanding Class A Shares 25.4mm plus equity awards 2.5m, exchangeable notes 13.0mm and Class B units of 55.7mm

Q2 Adjusted Earnings per Share 81.2mm3 Basic Q2 YTD ‘22 GAAP Net Income $33.6mm $0.31 $25.2mm1 Three Months Ended June 30, 2024 Three Months Ended June 30, 2023 $33.6mm $25.2mm1 91.7mm4 $0.27 $32.7mm $32.7mm $22.9mm2 $22.9mm2 78.5mm3 90.6mm5 $0.29 $0.25 Adjusted Net Income Total Shares used in EPS Adjusted EPS6 Diluted Basic Diluted 17 Source: Company Financials 1 GAAP Net Income of $33.6mm less additional tax provision of $6.7mm less $1.7mm comprised of fair value/mark-to-market changes for warrants and earnouts, equity awards adjustment and secondary offer transaction costs. 2 GAAP Net Income of $32.7mm less additional tax provision of $5.2mm less $4.6mm comprised of fair value/mark-to-market changes for warrants and earnouts and equity awards adjustment. 3 Weighted average outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm public warrants (converted using treasury stock method) and 2.5mm equity awards. 5 Outstanding Class A plus Class B Shares plus 8.1mm public warrants (converted using treasury stock method) and 4.0mm equity awards 6 Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. For reconciliation of these non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix.

YTD Earnings per Share: GAAP 23.0mm3 Basic Q2 YTD ‘22 GAAP Net Income $50.7mm $0.74 $17.0mm1 Six months ended June 30, 2024 Six months ended June 30, 2023 $50.7mm $46.9mm2 96.4mm4 $0.49 $43.4mm $43.4mm $8.1mm $14.2mm 18.1mm 35.2mm $0.45 $0.41 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted 18 Source: Company Financials 1 36.5% of net income of $53.0mm of operating entities plus 100% of C-Corp net loss of $2.3mm. 2 36.5% of net income of $53.0mm of operating entities plus 100% of C-Corp net loss of $2.3mm. plus exchangeable notes, equity awards and Class B shares of $29.9mm 3 Weighted-average outstanding Class A Shares. 4 Weighted-average outstanding Class A Shares 23.0mm plus equity awards 2.6m, exchangeable notes 13.0mm and Class B units of 57.8mm

YTD Adjusted Earnings per Share 80.8mm3 Basic Q2 YTD ‘22 GAAP Net Income $50.7mm $0.60 $48.2mm1 Six months ended June 30, 2024 Six months ended June 30, 2023 $50.7mm $48.2mm1 91.5mm4 $0.53 $43.4mm $43.4mm $43.5mm2 $43.5mm2 78.0mm3 90.2mm5 $0.56 $0.48 Adjusted Net Income Total Shares used in EPS Adjusted EPS6 Diluted Basic Diluted 19 Source: Company Financials 1 GAAP Net income of $50.7mm less additional tax provision of $14.0mm plus $11.5mm comprised of fair value/mark-to-market changes for warrants and earnouts, equity awards adjustment and secondary offer transaction costs. 2 GAAP Net Income of $43.4mm less additional tax provision of $12.1mm less $12.2mm comprised of fair value/mark-to-market changes for warrants and earnouts and equity awards adjustment. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm public warrants (converted using treasury stock method) and 2.6mm equity awards. 5 Outstanding Class A plus Class B Shares plus 8.1mm public warrants (converted using treasury stock method) and 4.1mm equity awards 6 Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. For reconciliation of these non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix.

2024 Guidance Narrows full year Net Sales and Adjusted EBITDA guidance Net Sales Adjusted EBITDA1 2023A $391mm $145mm 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation $418mm - $428mm $150mm - $157mm 2024F B/(W) vs. ‘23 +7% / +10%% B/(W) vs. ’23 +3% / +8% 20

2024 Company Objectives Grow and diversify metal payment cards while delivering exceptional quality to our customers Innovate across products, processes and platforms to differentiate from competition and continue emphasis on environmental impact Drive Arculus Authenticate and Cold Storage by demonstrating to our customers the value proposition of both hardware and software solutions Maintain margins through improved quality, production efficiency, sourcing optimization, and automation Grow Metal Payment Cards 21 Innovate Across Functions Demonstrate Arculus Success Enhance Efficiency 1 2 3 4 Continue to evolve as a world-class organization, innovator, and employer of choice to deliver unparalleled customer and shareholder value Focus On Our People 5

Investor Relations Contact ir.composecure.com Sean Mansouri 720-330-2829 ir@composecure.com 22 22

Appendix

CompoSecure, Inc. (Nasdaq: CMPO) Summary Equity Capitalization Table (with net exercise model) As of June 30, 2024 Holders # of Shares Issued & Outstanding # of Shares Issued & Outstanding Public Shareholders: Class A 29.8mm 29.8mm Historic CompoSecure Owners: Class B 51.9mm 51.9mm Subtotal 81.7mm 81.7mm Holders # of Shares Reserved for Immediately Exercisable In-The-Money Options # of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise) 1 Merger Rollover Options 1.5mm 0.8mm Subtotal 83.2mm 82.5mm Convertible Instruments # of Shares Reserved for Conversion # of Shares Reserved for Conversion (assuming net exercise) Public Warrants2 22.4mm 8.1mm Exchangeable Notes3 11.8mm 11.8mm Grand Total 117.4mm 102.4mm Notes: The table above excludes shares which may be issued in the future for contingent “earnout”, equity incentive plan, employee stock purchase plan, and 401K plan 1 Assumes exercise net of strike price, valuation at assumed FMV of $10.00 2 Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00 3 Assumes $10.98 strike price with redemption (at company’s discretion) after three years if FMV exceeds $14.27 24

Statement of Operations (Unaudited) 25 Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three and six months ended June 30, 2024 and 2023. Note: Totals may not sum due to rounding 1 Includes other income (expense) and income tax (expense) benefit as presented in the interim financial statements in millions Q2 2024 Q2 2023 YTD 2024 YTD 2023 Revenue Net Sales $ 108.6 $ 98.5 $ 212.6 $ 193.8 Cost of sales 52.5 44.6 101.3 86.6 Gross Profit $ 56.1 $ 53.9 $ 111.3 $ 107.2 Operating Expenses Selling, general and administrative 24.3 23.6 48.4 47.5 Income from operations $ 31.8 $ 30.3 $ 62.9 $ 59.7 Other income (expense) Other income (expense), net1 1.8 2.4 (12.3) (16.3) Net Income $ 33.6 $ 32.7 $ 50.6 $ 43.4

Non-GAAP Adjusted EBITDA Reconciliation (Unaudited) 26 in millions Q2 2024 Q2 2023 YTD 2024 YTD 2023 Net Income $ 33.6 $ 32.7 $ 50.7 $ 43.4 Interest expense 5.6 5.8 11.4 12.3 Depreciation and amortization 2.4 2.1 4.6 4.2 Income tax expense (benefit) 0.3 1.0 (0.6) (0.3) Unadjusted EBITDA $ 41.9 $ 41.6 $ 66.1 $ 59.6 Non- Cash Stock Comp Expense1 5.2 4.4 9.6 8.4 Mark-to-market adjustments2 (7.7) (9.2) 1.4 4.3 Secondary offering transaction costs 0.6 — 0.6 — Total EBITDA Adjustments $ (1.9) $ (4.8) $ 11.6 $ 12.7 Adjusted EBITDA $ 40.0 $ 36.8 $ 77.7 $ 72.3 Adjusted EBITDA% 36.8% 37.4% 36.6% 37.3 % Source: Company financials 1 Equity based expenses related to the equity incentive plan 2 Non-cash mark-to-market adjustments representing changes in fair value of liabilities for warrants, earnouts and derivatives assets.

Non-GAAP EPS Reconciliation (Unaudited) 27 Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares Three months ended June 30, 2024 Three months ended June 30, 2023 in millions BASIC DILUTED BASIC DILUTED GAAP Net Income $ 33.6 $ 33.6 $ 32.7 $ 32.7 Adjust for tax (benefit) expense 0.3 0.3 1.0 1.0 Tax Provision (7.0) (7.0) (6.2) (6.2) Tax Adjusted Net Income $ 26.9 $ 26.9 $ 27.5 $ 27.5 Stock Based Compensation and Fair Value Adjustment (1.7) (1.7) (4.6) (4.6) Adjusted Net Income $ 25.2 $ 25.2 $ 22.9 $ 22.9 Class A + Class B Shares 81.2 81.2 78.5 78.5 Public Warrants1 — 8.1 — 8.1 Equity Awards2 — 2.5 — 4.0 Total Shares 81.2 91.8 78.5 90.6 EPS $ 0.31 $ 0.27 $ 0.29 $ 0.25

Non-GAAP EPS Reconciliation (Unaudited) 28 Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares Six months ended June 30, 2024 Six months ended June 30, 2023 in millions BASIC DILUTED BASIC DILUTED GAAP Net Income $ 50.7 $ 50.7 $ 43.4 $ 43.4 Adjust for tax (benefit) expense (0.6) (0.6) (0.3) (0.3) Tax Provision (13.4) (13.4) (11.8) (11.8) Tax Adjusted Net Income $ 36.7 $ 36.7 $ 31.3 $ 31.3 Stock Based Compensation and Fair Value Adjustment 11.5 11.5 12.2 12.2 Adjusted Net Income $ 48.2 $ 48.2 $ 43.5 $ 43.5 Class A + Class B Shares 80.8 80.8 78.0 78.0 Public Warrants1 — 8.1 — 8.1 Equity Awards2 — 2.6 — 4.1 Total Shares 80.8 91.5 78.0 90.2 EPS $ 0.60 $ 0.53 $ 0.56 $ 0.48